                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)       January 16, 2006
                                                     ------------------

                               China Media1 Corp.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

         Nevada                      000-50193                    46-0498798
--------------------------------------------------------------------------------
(State or other jurisdiction        (Commission                 (IRS Employer
    of incorporation)               File Number)             Identification No.)

     141-757 West Hastings Street, Suite 328, Vancouver, B.C. Canada V6C 1A1
--------------------------------------------------------------------------------
                 (Address of principal executive offices)             (Zip Code)

Registrant's telephone number, including area code: (778) 881-0939

                                      None
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 - Registrant's Business and Operations

Item 1.01   Entry into a Material Definitive Agreement.

      (a) SZ Airport Contract. On January 16, 2006, Guangzhou Titan Media Company Ltd. ("Titan") entered into that certain Shenzhen Baoan International Advertising Contract with Shenzhen City Airport Company Limited ("SZ Airport") for 12 large size advertising signage locations and 24 regular size advertising signage locations (the "SZ Airport Contract"). Under the terms of the SZ Airport Contract, Titan is required to pay SZ Airport US$ 12,400 (RMB 100,000)/year for each large size location and US$ 8,640(70,000RMB) for each small size location and a one year management fee as security deposit US$ 355,120(RMB 2,880,000). The contract is for a term of 10 years. Titan assigned the SZ Airport Contract to us for consideration of 10,000,000 shares of our common stock. We expect the SZ Airport Contract to generate US$ 8 to 10 million in revenues per year, starting in quarter 2, 2006. The assignment was effectuated through an operating agreement entered into between us and Titan. See Item 1.01(b).

      (b) Operating Agreement. On February 28, 2006 China Media1 Corp. entered into an operating agreement with Titan and Guangzhou Chuangrun Advertising Co. Ltd., ("GZ Chuangrun"). GZ Chuangrun is owned by China Media1's Chief Executive Officer, Mr. Cai Hanxiong.

      Under the terms of the operating agreement, Titan has assigned and transferred to China Medial all revenues generated from the operations relating to the agreement between Titan and the Shenzhen Baoan International Airport for 12 large size advertising signage locations and 24 regular size advertising signage locations (the "SZ Airport Contract"). Further, China Media1 has agreed to pay from such revenues assigned to China Media1 all of the operating expenses of GZ Chuangrun incurred relating to SZ Airport Contract, including, but not limited to, trade accounts payable, real property lease obligations, employee obligations, and taxes.

      Under the terms of the operating agreement, Titan and China Media1 appointed GZ Chuangrun as exclusive agent for the SZ Airport Contract. China Media1 agreed to pay management fees to GZ Chuangrun of U.S. $100,000 per quarter, beginning on quarter 2, 2006 as compensation for GZ Chuangrun acting as agent. The management fees include all daily operating expenses, but do not include project deposits and upfront fees.

Item 1.02   Termination of a Material Definitive Agreement.

      Not applicable.

Item 1.03   Bankruptcy or Receivership.

      Not applicable.

Section 2 - Financial Information

Item 2.01   Completion of Acquisition or Disposition of Assets.

      Not applicable.

Item 2.02   Results of Operations and Financial Condition.

      Not applicable.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

      Not applicable.

Item 2.04 Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement.

      Not applicable.

Item 2.05   Costs Associated with Exit or Disposal Activities.

      Not applicable.

Item 2.06   Material Impairments.

      Not applicable.

Section 3 - Securities and Trading Markets

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard: Transfer of Listing.

      Not applicable.

Item 3.02   Unregistered Sales of Equity Securities.

      Assignment of SZ Airport Contract. In accordance with the assignment of the SZ Airport Contract referred to in Item 1.01 above, we agreed to issue 10,000,000 shares of our common stock to Titan at a deemed price of $ 2.00 per share. This issuance will be exempt under Section 4(2) of the Securities Exchange Act of 1933, as amended.

Item 3.03   Material Modification to Rights of Security Holders.

      Not applicable.

Section 4 - Matters Related to Accountants and Financial Statements

Item 4.01   Changes in Registrant's Certifying Accountant.

      Not applicable.

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

      Not applicable.

Section 5 - Corporate Governance and Management

Item 5.01   Changes in Control of Registrant.

      Not applicable.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

      Not applicable.

Item 5.03 Amendments to Articles of Incorporation or Bylaws: Change in Fiscal Year.

      Not applicable.

Item 5.04 Temporary Suspension of Trading Under Registrant's Employee Benefit Plans.

      Not applicable.

Item 5.05 Amendments to the Registrant's Code of Ethics, or Waiver of a Provision of the Code of Ethics.

      Not applicable.

Section 6 - [Reserved]

      Not applicable.

Section 7 - Regulation FD

Item 7.01   Regulation FD Disclosure.

      Not applicable.

Section 8 - Other Events

Item 8.01   Other Events.

      Not applicable.

Section 9 - Financial Statements and Exhibits

Item 9.01   Financial Statements and Exhibits.

      (a)   Financial Statements of Businesses Acquired.

            Not applicable.

      (b)   Pro Forma Financial Information.

            Not applicable.

      (c)   Exhibits.

            Exhibit
            Number       Description

            10.1         SZ Airport Agreement

            10.2         Agreement between China Media1,
                         GZ Chuangrun and Titan

            10.3         Operating Agreement


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   CHINA MEDIA1 CORP.

                                   (Registrant)


Date:  March 21, 2006              By: /s/ Ernest Cheung
                                      --------------------------------
                                           Ernest Cheung, President